Exhibit 21.1

Subsidiaries of American Renal Associates Holdings, Inc.

NAME	JURISDICTION OF FORMATION
American Renal Holdings Intermediate Company, LLC	DE
American Renal Holdings Inc.	DE
American Renal Associates LLC	DE
American Renal Management LLC	DE
AKC Holding LLC	DE
JKC Holding LLC	DE
ARA-Boca Raton Holding LLC	DE
ARA-Ohio Holdings LLC	DE
ARA-Rhode Island Dialysis II LLC	DE
Texas-ARA LLC	DE
American Renal Texas L.P.	TX
American Renal Texas II, L.P.	TX
Acute Dialysis Services-ARA LLC	DE
ARA-Yuba City Dialysis LLC	CA
Kidney Center of Arvada LLC	DE
Kidney Center of Lafayette LLC	DE
Kidney Center of Lakewood LLC	DE
Kidney Center of Longmont LLC	DE
Kidney Center of Westminster LLC	DE
Capitol Dialysis, LLC	DC
ARA-Augusta, LLC	GA
ARA-Augusta Clinic LLC	GA
ARA-South Augusta Clinic LLC	GA
Grovetown Dialysis Clinic, LLC	DE
Louisville Dialysis Clinic, LLC	DE
Waynesboro Dialysis Clinic, LLC	DE
Dublin Dialysis Center, LLC	DE
Atlantic Kidney Center LLC	DE
Jupiter Kidney Center LLC	DE
ARA-Aventura LLC	FL
Miami-ARA LLC	FL
ARA-Boca Raton Dialysis LLC	DE
Delray Beach Dialysis Center LLC	DE
ARA-Daytona Beach Dialysis LLC	DE
ARA-Naples Dialysis Center LLC	DE
ARA-Naples South Dialysis Center LLC	DE
ARA-Orange Park LLC	FL
ARA-Sebring Dialysis LLC	FL

ARA-Sun City Dialysis LLC	FL
Bradenton Dialysis Center LLC	DE
Palmetto Dialysis Center LLC	DE
ARA-Titusville Dialysis LLC	FL
ARA-West Jacksonville LLC	FL
Middleburg Dialysis LLC	DE
Hilliard Dialysis Center LLC	DE
Dialysis Care Center of Palm Coast LLC	DE
Goldtree Kidney Center LLC	DE
Western Community Dialysis Center, LLC	DE
Southwest Jacksonville Dialysis Center LLC	DE
Northwest Jacksonville Dialysis Center, LLC	DE
Lehigh Acres Dialysis Center, LLC	DE
Florida Dialysis Center of Orlando, LLC	DE
ARA-N.W. Chicago LLC	DE
ARA-Crystal Lake Dialysis LLC	DE
ARA-South Barrington Dialysis LLC	DE
Harvard-Woodstock Dialysis Center, LLC (Dissolved)	DE
New Orleans Kidney Center LLC	DE
Freret Street Kidney Center LLC	DE
ARA-Adelphi LLC	MD
Ellicott City Dialysis Center LLC	DE
Universal Dialysis Center, LLC	DE
Taunton Healthcare Clinic, LLC	DE
Brockton Healthcare Clinic, LLC	DE
ARA-Fall River Dialysis LLC	DE
ARA-Springfield Dialysis LLC	MA
ARA-Holyoke Dialysis LLC	DE
Dialysis Center of Western Massachusetts LLC	DE
Heritage Dialysis Center LLC	DE
Waltham Dialysis LLC	DE
Nephrology Center of Detroit, LLC	DE
Metro St. Louis Dialysis – Florissant, LLC	DE
Gateway St. Louis Dialysis, LLC	DE
Woodland Park Dialysis Center, LLC	DE
Mohawk Valley Dialysis Center, LLC	NY
ARA-Columbus, LLC	OH
ARA-Bexley LLC	OH
ARA-North Columbus Dialysis LLC	OH
ARA-South Columbus Dialysis LLC	OH
ARA-South Central Ohio LLC	DE
ARA-Chillicothe Dialysis LLC	DE
ARA-Jackson Dialysis LLC	DE
ARA-Piketon Dialysis LLC	DE
Pickaway Dialysis Center LLC	DE

Logan Dialysis Center LLC	DE
Fairfield Kidney Center LLC	DE
Kidney Care Centers of Zanesville Ohio, LLC	DE
Kidney Care Centers of Cambridge Ohio, LLC	DE
Kidney Care Centers of Coshocton Ohio, LLC	DE
Boardman Dialysis Center LLC	DE
Warren Dialysis Center LLC	DE
Youngstown-Warren Home Dialysis, LLC	DE
ARA-Hazleton LLC	PA
Butler-ARA, LLC	PA
Central Kittanning Dialysis Center LLC	DE
ARA-Kittanning Dialysis LLC	DE
ARA-Newcastle Dialysis LLC	DE
ARA-Dialysis Unit at Ohio Valley Hospital, LLC	DE
Langhorne Dialysis LLC	DE
Bristol Dialysis LLC	DE
Bensalem Dialysis Center LLC	DE
Woodhaven Dialysis Center, LLC	DE
ARA-Rhode Island Dialysis LLC	DE
ARA-Providence Dialysis LLC	DE
ARA-Pawtucket Dialysis LLC	DE
ARA-Tiverton Dialysis LLC	DE
ARA-Cranston Dialysis LLC	DE
ARA-East Providence Dialysis LLC	DE
ARA-Johnston Dialysis LLC	DE
Dialysis Center of Wakefield LLC	DE
Dialysis Center of Warwick LLC	DE
Dialysis Center of West Warwick LLC	DE
Dialysis Center of Westerly LLC	DE
Dialysis Center of Woonsocket LLC	DE
Carolina Dialysis LLC	DE
Spartanburg Dialysis LLC	DE
North East Kidney Center, LLC	DE
North Main Kidney Center, LLC	DE
Beaumont-ARA Dialysis L.L.P.	TX
Jasper-ARA Dialysis L.L.P.	TX
Woodville Dialysis Center LLP	TX
Bay City Dialysis Center, LLP	TX
ARA-Forest Park Dialysis LLC	VA
ARA-Mechanicsville Dialysis LLC	VA
ARA-Richmond Dialysis LLC	VA
ARA-South Laburnum Dialysis LLC	VA
ARA-Milwaukee Dialysis LLC	DE
Kenosha Kidney Dialysis LLC	DE
Comprehensive Dialysis Care, LLC	DE

Brazoria County Dialysis LLP	TX
American Renal Holdings, Inc.	DE
ARA-Vidalia Clinic, LLC	GA
Mohawk Valley Property Holdings, LLC	NY
American Renal Associates Holdings, Inc.	DE
Miami Regional Dialysis West, LLC	DE
Lake Oconee Dialysis Center, LLC	DE
American Renal Holdings Intermediate Company	DE
Kidney Center of Bear Creek, LLC	DE
Thornton Kidney Center, LLC	DE
Hawthorn Kidney Center, LLC	DE
Hawthorn Kidney Center-Wareham, LLC	DE
Great Falls Dialysis, LLC	DE
Big Lake Kidney Center, LLC	DE
Central Columbia Kidney Center, LLC	DE
Columbia Northeast Kidney Center, LLC	DE
Dentsville Kidney Center, LLC	DE
Kidney Center of Bexley, LLC	DE
Space City Dialysis Center, LLC	DE
Greenville Dialysis Clinic, LLC	DE
Clinton Dialysis Clinic, LLC	DE
McHenry Dialysis Center, LLC	DE
The Kidney Center on Main, LLC	DE
Westhampton Regional Dialysis, LLC	VA
Madera Kidney Center, LLC	DE
Wellesley Dialysis, LLC	DE
Keowee Dialysis Center, LLC	DE
St. Petersburg Dialysis, LLC	DE

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